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                                                                    Exhibit 10.9

                              COOPERATION AGREEMENT

        THIS COOPERATION AGREEMENT is entered into as of the 1 day of January, 1998, among and between Delta Three Inc., a private company limited by shares organized under the laws of the State of Delaware US ("Delta"). And Ambient Israel, a private company limited by shares organized under the laws of the State of Israel ("Ambient"), ("Delta" and together with, "Ambient", the "Parties").

        WHEREAS, the Parties desire to achieve cost savings through the elimination of duplicative expenses and the effective exploitation of resources through mutual cooperation; and

        WHEREAS, to achieve such goals the Parties desire to pool certain resources and efforts and to coordinate certain of their activities and functions, on the terms and conditions set forth herein.

        NOW THEREFORE, in consideration of the mutual covenants, representations and agreements set forth herein and the mutual benefits to be derived therefrom, the Parties hereby agree as follows:

        1. Mutual Cooperation. Each Party shall provide to the other Party the goods, services, use of employees, advice, consultation and other forms of cooperation and assistance (collectively, the "Cooperation Services") as set forth on Appendix 1 attached hereto. The Parties shall review Appendix 1 semiannually during January and June of each year during the term of this Agreement (or on such other date as set forth in the Appendix) and may amend such Appendix upon terms and conditions to be mutually agreed upon by the Parties to reflect the scope and nature of Cooperation Services to be provided during the following six month period (or such other duration as provided in the Appendix).

        2. Fees. Each Party receiving Cooperation Services from the other Party shall pay to such other party a fee for such services determined as set forth on Appendix 1, as in effect from time to time. Such fees shall be determined on a monthly basis and shall be paid by the 15th day of the following month. Promptly after the close of each month, each Party shall issue to the other Party a bill for Cooperation Services rendered. Such fees shall be paid in the currency specified for such services on Appendix 1. All fees pursuant to this Agreement shall be established to provide for the reimbursement of expenses incurred plus a reasonable mark up for overhead and administrative costs. Payments paid directly or indirectly by the receiving party on behalf of the providing company will be offset from the fees that should be paid by the receiving company. VAT shall be added to all payments to the extent required under applicable law.

        3. Employees. Any officer or employee of a Party who shall, pursuant to this Agreement, provide a portion of his time or services to any other Party shall not be deemed, for any purpose, to be an officer or employee of such other Party.






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However, any such officer or employee shall be bound to keep all confidential information of such other Party in strict confidence during the period of this Agreement and for a period of 5 years thereafter.

        4. Term. The term of this Agreement shall be for a period of one (1) year from the date hereof, except with respect to the provision of certain services for which the term shall be such longer period as set forth on Appendix 1, and shall be automatically extended for successive renewal terms of one (1) year each unless terminated pursuant to Section 5.

        5. Termination. Any Party may terminate its participation in this Agreement upon 60 days prior written notice to the other Party. Upon termination of this Agreement all of the rights and obligations of the Parties hereunder in respect of the terminating Party shall cease; provided, however, that the termination of this Agreement shall not relieve a Party from its liability to pay any fees which have accrued as of the date of termination.

        6. Records. Each Party shall keep, maintain and preserve, in its principal place of business, for at least six (6) months following termination or expiration of the term of this Agreement including any renewal periods thereof, true and accurate books and records of accounting. Such books, records and accounts shall be available for inspection or audit during regular business hours, upon reasonable prior notice by a Party.

        7. LIMITATION OF LIABILITY. NO PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, RELIANCE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, AMONG OTHER THINGS, LOST PROFITS OR REVENUE) SUSTAINED OR INCURRED IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT. THE LIMITATION OF LIABILITY SET FORTH HEREIN SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OF ANY KIND) OR OTHERWISE; AND REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND WHETHER SUCH DAMAGES WERE FORESEEABLE.

        8. Confidentiality. The Parties agree, both during the term of this Agreement and after the expiration or termination of this Agreement, to hold each other's Confidential Information in strict confidence and not to use each other's Confidential Information for an Purposes other than the implementation of this Agreement.

        9. Relationship of the Parties. The Parties understand and agree that each Party is and shall be an independent supplier or contractor. Nothing in this Agreement shall be construed so as to create a partnership or joint venture, and no Party hereto shall be liable for the debts or obligations of another party. In no event shall any Party be authorized to make any representation or commitment on behalf of any other Party without such other Party's prior written approval.


                                        2




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        10. Entire Agreement. This Agreement constitutes the entire agreement between the Parties hereto and supersedes any and all other agreements, understandings, negotiations, or discussions, either written or oral, expressed or implied, between the Parties hereto. The terms and conditions set forth herein may only be modified or amended in writing and must be signed by a duly authorized representative of each of the Parties.

        11. Assignment. No Party shall be entitled to assign, sell or transfer any of its rights or obligations under this Agreement without the prior written consent of the other Parties.

        12. Governing Law: Forum. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF ISRAEL WITHOUT REGARD TO THE CONFLICT OF LAW RULES OF SUCH STATE. ALL CLAIMS WITH RESPECT TO THIS AGREEMENT SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY THE COMPETENT COURTS OF ISRAEL AND EACH OF THE PARTIES
HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURT SOLELY IN
RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS
AGREEMENT.

        13. Notice. All notices, consents and approvals required hereunder shall be in writing sent by registered or certified mail, postage prepaid, or by cable, telex or facsimile and addressed as set forth on Appendix 2 attached hereto. Notices will be deemed received by the receiving Party within fifteen
(15) days of mailing, if mailed, when actually delivered by hand, if so delivered, and on the first Business Day (at the receiving end) following transmission, if transmitted by cable, telex or facsimile. The Parties agree that transmission by electronic mail (E-mail) shall be deemed valid provision of notice, consent or approval for purposes of the Agreement.

        14. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed and original and all of which shall together constitute one and the same instrument.

        15. Waiver. No term or condition contained herein will be deemed waived and no breach excused, unless such waiver or consent is in writing and signed by the party to be charged. Any consent or waiver, whether express or implied, will not constitute a waiver or consent to any different or subsequent breach.

        16. Survival. The provisions of Sections 7, and 12 shall survive expiration or termination of this Agreement.


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        IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the date first above written.

Delta Three Inc.                               Ambient Israel.

By:                                            By:
   ----------------------------                   ----------------------------
Title:                                         Title:
      -------------------------                      -------------------------
Date:                                          Date:
     --------------------------                     --------------------------

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                                   Appendix 1

1.      Services to be provided:


============================================================================================================
    Party         Party                                                                         Currency
  Providing     Receiving           Type of             Special Terms                              of
   Service       Service            Service             and Conditions             Fee           Payment
------------------------------------------------------------------------------------------------------------
    Delta        Ambient     Office space (300      Including Rent          $26 per Square         US$
                             square meter)          utilities Net work,     meter per month
                             starting March 1,      security and
                             1998                   cleaning
------------------------------------------------------------------------------------------------------------
    Delta        Ambient     Phones and fax         According to the        30% of the             NIS
                                                    phone bills the price   office phone bill
                                                    includes rent of the    or by extension
                                                    PBX                     (if possible)
------------------------------------------------------------------------------------------------------------
    Delta        Ambient     Accounting             Until having a          $50 + 50% of           NIS
                                                    separate Controller     Delta's
                                                    for Delta and Ambient       Controller cost
                                                                            (per month)
------------------------------------------------------------------------------------------------------------
   Ambient        Delta      Office services        Includes all expenses   25% of                 NIS
                                                    (rent, utilities, etc.) Ambient's office
                                                    to be in effect up to   costs
                                                    2/28/98
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

============================================================================================================



This Appendix shall be in effect from January 1998 through June 1998, except for the provision of office space and related services by Delta to Ambient which shall be in effect from March 1, 1998 until February 28, 2000. If Delta or Ambient have any expenses not specified in this Appendix and part of it is related to the other party the fee to be paid shall be agreed in Detail by both parties on case to case bases.


                                      5




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                                   Appendix 2

Delta Address:

                                Delta Three Inc.
                                 430 Park Avenue
                                     NY, NY
                                       USA
                                Tel: 212-588-3760
                          E-mail:shimmy@deltathree.com

Ambient Address:

                                  Ambient Israel
                            Jerusalem Technology Park
                             P.O.B. 48265, Jerusalem
                                  96951, Israel
                              Tel: (972) 2-649-0666
                              Fax: (972) 2-649-0612
                          E-mail: jacob@Deltathree.com


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